                                                                    Exhibit 10.3


                             COMMON STOCK PURCHASE
                                   AGREEMENT

                                     AMONG


                      SANCHEZ COMPUTER ASSOCIATES, INC.,
                         RADNOR VENTURE PARTNERS, L.P.
                                      AND
                    SAFEGUARD SCIENTIFICS (DELAWARE), INC.



                                                              September 30, 1989

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
 1.       SALE OF SHARES.....................................................  1
 1.1      Sale of Shares to Radnor  1
 1.2      Sale of Shares to Safeguard.  1
 1.3      Closing1
 1.4      Delivery1
 1.5      Use of Proceeds  2

 2.       REPRESENTATIONS AND WARRANTIES OF SCA..............................  2
 2.1      Organization and Standing of SCA  2
 2.2      Authorization  2
 2.3      No Conflict with Law or Documents  2
 2.4      Capital Stock  2
 2.5      Consents and Approvals  3
 2.6      Private Offering  3
 2.7      Articles of Incorporation and By-Laws  3
 2.8      Financial Statements  4
 2.9      No Material Adverse Change  4
 2.10     Absence of Undisclosed Liabilities  4
 2.11     Litigation  4
 2.12     Compliance with Laws  4
 2.13     Other Representations and Warranties  4

 3.       REPRESENTATIONS AND WARRANTIES OF RADNOR...........................  5
 3.1      Authorization  5
 3.2      No Registration  5
 3.3      Non-Distribution  5
 3.4      Restrictions on Transfer  5
 3.5      Sophistication; Access to Information  5
 3.6      Pennsylvania Blue Sky Requirements  6

 4.       REPRESENTATIONS AND WARRANTIES OF SAFEGUARD........................  6
 4.1      Organization and Standing  6
 4.2      Authorization  6
 4.3      No Registration  6
 4.4      Non-Distribution  6
 4.5      Restrictions on Transfer  6
 4.6      Sophistication; Access to Information  7
 4.7      Pennsylvania Blue Sky Requirements  7

 5.       CONDITIONS PRECEDENT TO THE OBLIGATIONS OF PURCHASERS..............  7
 5.1      Representations and Warranties  7
 5.2      Performance  7
 5.3      Opinion of Counsel to SCA  7
 5.4      Third Party Approvals  9
 5.5      Authorization and Issuance of the Purchased Shares  9

 6.       CONDITIONS PRECEDENT TO SCA'S OBLIGATIONS..........................  9
 6.1      Representations and Warranties 10
 6.2      Performance 10

 7.       REGISTRATION RIGHTS................................................ 10
 7.1      Piggyback Registration 10


 7.2      Definitions 11
 7.3      Registration Procedures 12
 7.4      Information to be Furnished by Holders of Eligible Securities 14
 7.5      Expenses of Registration 14
 7.6      Indemnification 15
 7.7      Underwriting Agreement 16
 7.8      Reports Under Securities Exchange Act of 1934 16
 7.9      Form S-3 Registration 17
 7.10     Request for Registration. 18
 7.11     Assignment of Registration Rights 19
 7.12     Limitations on Subsequent Registration Rights 20
 7.13     Amendment of Registration Rights 20
 7.14     Market Stand-off Agreement 20

 8.       EVENTS OF DEFAULT.................................................  21
 8.1      Events of Default 21
 8.2      Remedies 21
 8.3      Cumulative Remedies 21
 8.4      No Implied Waiver 21

 9.       COMPLIANCE WITH SECURITIES LAWS; RESTRICTIONS ON TRANSFERABILITY OF
          SECURITIES......................................................... 21
 9.1      Compliance with 1933 Act 21
 9.2      Restrictive Legend 21
 9.3      Restrictions on Transferability 22
 9.4      Termination of Restriction on Transferability 22

 10.      SCA COVENANTS...................................................... 22
 10.1     Financial Statements 22
 10.2     Payment of Expenses 23
 10.3     Transfer Taxes 23

 11.      SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS............. 23

 12.      MISCELLANEOUS...................................................... 23
 12.1     Assignment 23
 12.2     Broker or Finder 24
 12.3     Governing law 24
 12.4     Notice24
 12.5     Full Agreement 25
 12.6     Amendment 25
 12.7     Execution 25
 12.8     Headings 25

                        COMMON STOCK PURCHASE AGREEMENT


          Agreement made as of September 30, 1989, by and among Sanchez Computer Associates, Inc., a Pennsylvania corporation ("SCA"), Radnor Venture Partners, L.P., a Delaware limited partnership ("Radnor"), and Safeguard Scientifics (Delaware), Inc., a Delaware corporation ("Safeguard"). Radnor and Safeguard are collectively referred to below as the "Purchasers."

                                   Background
                                   ----------

          SCA desires to sell to the Purchasers 196,078 shares of the Common Stock, no par value, of SCA (such class of stock, "SCA Common Stock"), and Radnor and Safeguard desire to purchase such shares from SCA, upon the terms and conditions set forth in this Agreement.

                                   Agreements
                                   ----------
          Now, therefore, in consideration of the above, the mutual covenants contained herein and intending to be legally bound hereby, the parties agree as follows:

          1.   SALE OF SHARES.
               --------------

          1.1  Sale of Shares to Radnor.  Subject to the terms and conditions
               ------------------------
herein set forth, SCA agrees to issue and sell, and Radnor agrees to purchase from SCA, at the Closing (as defined below) 117,647 shares ("Radnor Purchased Shares") of SCA Common Stock at a price of $5.10 per share, for an aggregate purchase price of Six Hundred Thousand Dollars ($600,000).

          1.2  Sale of Shares to Safeguard.  Subject to the terms and conditions
               ---------------------------
herein set forth, SCA agrees to issue and sell, and Safeguard agrees to purchase from SCA, at the Closing 78,431 shares ("Safeguard Purchased Shares") of SCA Common Stock at the price of $5.10 per share, for an aggregate purchase price of Four Hundred Thousand Dollars ($400,000). The Radnor Purchased Shares and the Safeguard Purchased Shares are collectively referred to below as the "Purchased Shares."

          1.3  Closing.  The closing ("Closing") of the purchase and sale of the
               -------
Purchased Shares shall be held within five business days following notice by SCA of its demand for such closing, but shall occur no later than December 31, 1989 ("Closing Date"). The Closing shall be held at 10:00 AM at the offices of Radnor at 630 Park Avenue, King of Prussia, PA 19406 or at such other location as the parties may agree.

          1.4  Delivery.  At the Closing, SCA shall issue and deliver (a) to
               --------
Radnor a certificate registered in the name of Radnor representing 117,647 shares of SCA Common Stock against delivery to SCA by Radnor of payment of $600,000 and (b) to Safeguard a certificate registered in the name of Safeguard representing 78,431 shares of SCA Common Stock against delivery to SCA by Safeguard of payment of $400,000. The aggregate amount of any such funds as Radnor or Safeguard, or both, may advance (at their election) to SCA subsequent to the effective date of this Agreement and prior to Closing shall be deducted against the purchase price to be paid at Closing by such purchaser on a dollar for dollar basis at

Closing. Payments to SCA at the Closing shall be made in cash by confirmed federal funds wire transfer.

          1.5  Use of Proceeds. SCA shall apply the proceeds of the sale of the
               ---------------
Purchased Shares to working capital purposes only.

          2.   REPRESENTATIONS AND WARRANTIES OF SCA.  SCA represents and
               -------------------------------------
warrants to Purchasers that, except as set forth on a Schedule of Exceptions attached as Schedule I hereto, each of which exceptions shall specifically identify the relevant subsection hereof to which it relates and shall be deemed to be representations and warranties as if made hereunder:

          2.1  Organization and Standing of SCA.  SCA is a corporation duly
               --------------------------------
organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania and has all requisite power and authority to own and lease its properties and assets and to conduct its business, to enter into this Agreement, to authorize and issue the Purchased Shares, subject to the appropriate state and federal registration of securities, and to comply with the provisions hereof.

          2.2  Authorization.  SCA has all requisite power and authority to
               -------------
execute and deliver this Agreement, and to carry out and consummate the transactions contemplated in the same. The execution, delivery and performance by SCA of this Agreement have been duly authorized by all requisite corporate action. This Agreement has been duly executed and delivered by SCA, and constitutes valid and binding obligations of SCA, enforceable against SCA in accordance with its terms.

          2.3  No Conflict with Law or Documents.  The execution, delivery and
               ---------------------------------
performance of this Agreement by SCA will not violate any provision of law, any rule or regulation of any governmental authority, or any judgment, decree or order of any court binding on SCA, and will not conflict with or result in any breach of any of the unwaived terms, conditions or provisions or constitute a default under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties, assets or outstanding shares of SCA under its Articles of Incorporation or By-Laws or any indenture, mortgage, lease, agreement or other instrument to which SCA is a party or by which it or any of its properties is bound or affected.

          2.4  Capital Stock.  The authorized capital stock of SCA consists
               -------------
solely of 5,000,000 shares of SCA Common Stock, of which 1,789,040 shares are issued and are currently outstanding, 40,000 are treasury shares and 340,000 shares have been reserved for issuance upon the exercise of (i) options to purchase shares of SCA Common Stock granted pursuant to the employee stock option plan ("Option Plan"), for which 50,000 shares have been authorized and reserved ("Employee Options"), (ii) options to purchase 190,000 shares of SCA Common Stock granted outside the Option Plan ("Other Options") and (iii) warrants to purchase 100,000 shares of SCA Common Stock previously granted to Safeguard ("Safeguard Warrants"). Except for the Other Options, the Employee Options and the Safeguard Warrants and except as disclosed on Schedule I, there are no outstanding subscriptions, warrants, options or other rights or commitments of any character to subscribe for or purchase from SCA, or obligating SCA to issue, any shares of any class of SCA's capital stock or any securities convertible into or exchangeable for such shares; no shares of SCA Common Stock, other than those reserved for issuance pursuant to the Other Options, the Employee Options and the Safeguard Warrants, have been reserved by SCA for issuance; and except as disclosed on
Schedule I there are no preemptive or similar rights to purchase or otherwise acquire any shares of any class of SCA's capital stock pursuant to any provision of law or the Articles of Incorporation or By-Laws of SCA or otherwise. The number of shares of SCA Common Stock reserved for issuance upon the exercise of the Other Options, the Employee Options and the Safeguard Warrants is not subject to adjustment by reason of the issuance and sale of the Purchased Shares.

          2.5  Consents and Approvals.  Except for any filings under Federal and
               ----------------------
applicable state securities laws permitted to be made after the Closing, no permit, consent, approval or authorization of, or declaration to or filing with, any governmental or regulatory authority or other person (except as disclosed on any Schedule) not made or obtained, is required in connection with the execution or delivery of this Agreement by SCA, the offer, issuance, sale or delivery of the Purchased Shares or the carrying out by SCA of the other transactions contemplated hereby.

          2.6  Private Offering.  Neither SCA nor anyone acting on behalf of SCA
               ----------------
has offered any of the Purchased Shares for sale to, or solicited offers to buy from, any individuals or entities in connection with the sale of the Purchased Shares other than the Purchasers. Assuming the accuracy of representations contained in Sections 3 and 4 hereof, the offer, issuance and delivery of the Purchased Shares are exempt from registration under the Securities Act of 1933 ("1933 Act") and all action required to be taken prior to the offer or sale of the Purchased Shares has been taken under applicable state securities laws. No representation or warranty made by SCA in this Agreement or in any document delivered to Purchasers in connection with the transactions contemplated by this Agreement contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements, in light of the circumstances in which they were made, not misleading.

          2.7  Articles of Incorporation and By-Laws.    SCA has delivered to
               -------------------------------------
Purchasers true and complete copies of its Articles of Incorporation and By-Laws as currently in effect.

          2.8  Financial Statements.  The audited balance sheet of SCA as at
               --------------------
June 30, 1989, the related statements of operations, cash flows and stockholders' equity of SCA for the year ended June 30, 1989 (the "Financial Statements Date"), and the related notes thereto (the "Financial Statements"), copies of all of which have heretofore been furnished to Safeguard, have been prepared in conformity with generally accepted accounting principles, consistently applied, and fairly present the financial position of SCA at such dates and the results of its operations and changes in its financial position for the periods then ended. The internally prepared balance sheet and statement of operations for SCA as at August 30, 1989 for the two month period then ended have been prepared on a basis consistent with the Financial Statements.

          2.9  No Material Adverse Change.  There has been no material adverse
               --------------------------
change in the business, properties, assets, earnings or condition (financial or otherwise) of SCA since the Financial Statements Date.

          2.10 Absence of Undisclosed Liabilities.  SCA does not have any
               ----------------------------------
material liabilities or obligations of any nature, whether absolute, accrued, contingent or otherwise, other than (i) the liabilities and obligations reflected or reserved against on its Financial Statements or under any contracts and agreements of SCA (whether or not required to be disclosed in this Agreement) and (ii) liabilities covered by insurance.

          2.11 Litigation.  There is no pending or, to the knowledge of SCA,
               ----------
threatened suit, action or litigation, or administrative, arbitration or other proceeding or governmental inquiry or investigation questioning the validity of this Agreement or the transactions contemplated hereby, or affecting SCA or its business, nor is there any basis for any such suit, action, litigation, proceeding, inquiry or investigation.

          2.12 Compliance with Laws.  SCA is in compliance with all material
               --------------------
laws, ordinances, and rules and regulations of governmental authorities applicable to or affecting it, its properties or its business, and SCA has not received notice of any claimed violation or default with respect to any of the foregoing.

          2.13 Other Representations and Warranties.  SCA hereby incorporates
               ------------------------------------
by reference its representations and warranties contained in Sections 3.15 through 3.28 of the Common Stock, Warrants and Rights Agreement dated February 26, 1987 by and between SCA, Safeguard and others ("1987 Purchase Agreement") as if made as of the date of this Agreement. Any exceptions from such representations and warranties (other than as noted in, or resulting from the transactions described in the 1987 Purchase Agreement) are listed on Schedule I. In addition, any modification or amendment to exceptions made in the 1987 Purchase Agreement required to conform to this Section has been described on such a Schedule.

          3.   REPRESENTATIONS AND WARRANTIES OF RADNOR. Radnor hereby
               ----------------------------------------
represents and warrants to SCA that:

          3.1  Authorization.  This Agreement has been duly authorized by it and
               -------------
constitutes its valid and legally binding obligation, enforceable in accordance with its terms.

          3.2  No Registration.  Radnor is aware that the Radnor Purchased
               ---------------
Shares have not been registered under the 1933 Act pursuant to the exemption provided in Section 4(2) of the 1933 Act inasmuch as no public offering of any of the Radnor Purchased Shares has been made. Radnor further acknowledges that SCA has relied upon the availability of such exemption based upon, among other things, Radnor's representations, warranties, covenants and acknowledgements as set forth in this Agreement.

          3.3  Non-Distribution.  Radnor hereby represents and warrants to SCA
               ----------------
that the Radnor Purchased Shares are being acquired by Radnor solely for its own account and not with a view toward fractionalization or distribution, except as permitted under the 1933 Act. Radnor hereby represents and warrants that none of the Radnor Purchased Shares will be transferred, sold or otherwise disposed of in the absence of registration under the 1933 Act, or, in the opinion of counsel to SCA, such registration is unnecessary and acknowledges that the transfer records relating to the Radnor Purchased Shares maintained by SCA or its authorized agent will bear a "stop-transfer" notation.

          3.4  Restrictions on Transfer.  Radnor (i) hereby acknowledges that
               ------------------------
none of the Radnor Purchased Shares has been registered under the 1933 Act and, therefore, Radnor must bear the investment risk thereof for an indefinite period of time, (ii) is aware that any routine sales of any of the Radnor Purchased Shares made pursuant to Rule 144 under the 1933

Act ("Rule 144") may be made only in limited amounts and in accordance with the terms and conditions of Rule 144, (iii) is aware that Rule 144 is not presently available for use by Radnor with respect to the sale of any of the Radnor Purchased Shares, and (iv) SCA is the only person that may register any of the Radnor Purchased Shares under the 1933 Act and except as otherwise provided in this Agreement, SCA is not obligated to so register any of the Radnor Purchased Shares.

          3.5  Sophistication; Access to Information.  (a)  Radnor represents
               -------------------------------------
and warrants to SCA that it and its management is well-versed in financial matters, has had extensive dealings over the years in securities, including "restricted securities," within the meaning of subparagraph (a) (3) of Rule 144, and is fully capable of understanding the type of investment being made pursuant to this Agreement and the risks involved in connection therewith.

               (b) Radnor confirms that SCA has made available to it the opportunity to ask questions of and receive answers from SCA's officers and directors concerning the business and financial condition of SCA, to inspect and make copies of agreements, contracts and records including those set forth in the schedules attached hereto, and Radnor has received to its satisfaction such additional information about the business and financial condition of SCA and the terms and conditions of the offering as it has requested.

          3.6  Pennsylvania Blue Sky Requirements.  Radnor is an "institutional
               ----------------------------------
investor" as that term is defined in Section 102 (k) of the Pennsylvania Securities Act of 1972 and Section 102.111 of the Regulations of the Pennsylvania Securities Commission as promulgated thereunder.

          4.   REPRESENTATIONS AND WARRANTIES OF SAFEGUARD. Safeguard represents
               -------------------------------------------
and warrants to SCA that:


          4.1  Organization and Standing.  Safeguard is a corporation duly
               -------------------------
organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to enter into this Agreement and to comply with the provisions hereof.

          4.2  Authorization.  Safeguard has all requisite power and authority
               -------------
to execute and deliver this Agreement and to carry out and consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by Safeguard have been duly authorized by all necessary corporate action. This Agreement constitutes the legal, valid and binding obligation of Safeguard enforceable against Safeguard in accordance with its terms.

          4.3  No Registration.  The Safeguard Purchased Shares have not been
               ---------------
registered under the 1933 Act pursuant to the exemption provided in Section 4(2) of the 1933 Act inasmuch as no public offering of any of the Safeguard Purchased Shares has been made. Safeguard further acknowledges that SCA has relied upon the availability of such exemption based upon, among other things, Safeguard's representations, warranties, covenants and acknowledgements as set forth in this Agreement.

          4.4  Non-Distribution.  Safeguard hereby represents and warrants to
               ----------------
SCA that the Safeguard Purchased Shares are being acquired by Safeguard solely for its own account and not with a view toward fractionalization or distribution, except as provided in this Agreement. Safeguard hereby represents and warrants that none of the Safeguard Purchased

Shares can be transferred, sold or otherwise disposed of in the absence of registration under the 1933 Act, or, in the opinion of counsel to SCA, such registration is unnecessary and acknowledges that the transfer records relating to the Safeguard Purchased Shares maintained by SCA or its authorized agent will bear a "stop-transfer" notation.

          4.5  Restrictions on Transfer.  Safeguard (i) hereby acknowledges that
               ------------------------
none of the Safeguard Purchased Shares has been registered under the 1933 Act and, therefore, Safeguard must bear the investment risk thereof for an indefinite period of time, (ii) is aware that any routine sales of any of the Safeguard Purchased Shares made pursuant to Rule 144 under the 1933 Act ("Rule 144") may be made only in limited amounts and in accordance with the terms and conditions of Rule 144, (iii) is aware that Rule 144 is not presently available for use by Safeguard with respect to the sale of any of the Safeguard Purchased Shares, and (iv) SCA is the only person that may register any of the Safeguard Purchased Shares under the 1933 Act and except as otherwise provided in this Agreement, SCA is not obligated to so register any of the Safeguard Purchased Shares.

          4.6  Sophistication; Access to Information.  (a)  Safeguard represents
               -------------------------------------
and warrants to SCA that it is well-versed in financial matters, has had extensive dealings over the years in securities, including "restricted securities," within the meaning of subparagraph (a) (3) of Rule 144, and is fully capable of understanding the type of investment being made pursuant to this Agreement and the risks involved in connection therewith.

          (b) Safeguard confirms that SCA has made available to it the opportunity to ask questions of and receive answers from SCA's officers and directors concerning the business and financial condition of SCA, to inspect and make copies of agreements, contracts and records including those set forth in the schedules attached hereto, and Safeguard has received to its satisfaction such additional information about the business and financial condition of SCA and the terms and conditions of the offering as it has requested.

          4.7  Pennsylvania Blue Sky Requirements.  Safeguard understands that
               ----------------------------------
the Purchased Shares are being acquired by it on the basis of the exemption from registration afforded by Section 203(c) of the Pennsylvania Securities Act of 1972. Safeguard represents and warrants to SCA that Safeguard has been in existence for at least eighteen (18) months and has a tangible net worth, on a consolidated basis, as reflected in its most recent audited financial statement, of $10,000,000 or more.

          5.   CONDITIONS PRECEDENT TO THE OBLIGATIONS OF PURCHASERS.  The
               -----------------------------------------------------
obligations of Purchasers to purchase and make payment for the Purchased Shares at the Closing shall be made in reliance on and in consideration of the execution and delivery of the following documents at the Closing and the completion of the following actions prior to the Closing:

          5.1  Representations and Warranties.  On the Closing Date, the
               ------------------------------
representations and warranties contained in Section 2 shall be true and correct in all material respects with the same effect as though made on and as of the Closing Date, and SCA shall have so certified to Purchasers in writing.

          5.2  Performance.  All the covenants, agreements and conditions
               -----------
contained in this Agreement to be performed or complied with by SCA on or prior to the Closing shall have been performed or complied with, and SCA shall have so certified to Purchasers in writing.

          5.3  Opinion of Counsel to SCA.  Purchasers shall have received at
               -------------------------
Closing an opinion from Lipton & Famiglio, counsel to SCA, dated the Closing Date, addressed to Purchasers, and satisfactory in form and substance to Purchasers, to the effect that:

               (a) SCA is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania and has all requisite power and authority to own and lease its properties and assets and to conduct its business .

               (b) SCA has all requisite power and authority to execute and deliver this Agreement and to carry out the transactions contemplated by the same. The execution, delivery and performance of this Agreement by SCA have been duly authorized by all requisite corporate action. This Agreement has been duly executed and delivered by SCA and constitute valid and binding obligations of SCA, enforceable against it in accordance with their respective terms, subject as to enforcement of remedies applicable to bankruptcy, insolvency, reorganization or similar laws affecting generally the enforcement of creditors' rights and the relief of debtors.

               (c) The authorized capital stock of SCA consists solely of 5,000,000 shares of SCA Common Stock, no par value. Prior to the authorization and issuance of any of the Purchased Shares pursuant to this Agreement, Section
2.4 of this Agreement and Schedule I discloses (i) all shares of SCA Common Stock which have been duly and validly issued and are currently outstanding, fully paid and non-assessable, (ii) all shares of SCA Common Stock held as treasury shares and (ii) all shares reserved for or otherwise subject to issuance outstanding subscriptions, warrants, options or other rights or commitments of any character to subscribe for or purchase from SCA, or obligating SCA to issue, any shares of any class of SCA's capital stock or any securities convertible into or exchangeable for such shares.

               (d) Except for those specifically identified in Section 3.4 or in paragraph (c) above, there are no outstanding subscriptions, warrants, options or other rights or commitments of any character to subscribe for or purchase from SCA, or obligating SCA to issue, any shares of any class of SCA or any securities convertible into or exchangeable for such shares; and there are no preemptive or similar rights to purchase or otherwise acquire any shares of any class of SCA pursuant to any provision of law or the Articles of Incorporation or By-Laws of SCA.

               (e) The issuance, sale and delivery of the Purchased Shares to Purchasers in accordance with this Agreement, have been duly authorized by all necessary corporate action, and the Purchased Shares when so issued, sold and delivered against payment of the purchase price therefor, will be duly and validly issued, fully paid and nonassessable, free of all preemptive or similar rights.

               (f) Except as described herein and except for appropriate filings under state blue sky or securities laws, no permit, consent, approval or authorization of, or declaration to, or filing with, any governmental or regulatory authority or other person, not made or obtained, is required in connection with the execution or delivery of this Agreement by SCA or the carrying out and consummation by SCA of the transactions contemplated hereby.

               (g)  Based on the representations of SCA in the first sentence of
Section 2.6 and of Purchasers contained in Sections 3 and 4 of this Agreement, it is not presently necessary, under the circumstances contemplated by this Agreement, to register the Purchased Shares under the 1933 Act or state securities laws.

               (h) The execution, delivery and performance of this Agreement and the Closing Agreements by SCA will not violate any provision of law, any rule or regulation of any governmental authority, or any judgment, decree or order of any court binding on SCA, and will not conflict with or result in any breach of any of the unwaived terms, conditions or provisions of, or constitute a default under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties, assets or outstanding shares of SCA under its Articles of Incorporation or By-Laws, or any indenture, mortgage, lease, agreement or other instrument known to such counsel to which SCA is a party or by which it, or any of its properties, is bound or affected.

               (i) To the knowledge of such counsel, there is no action, suit or litigation, administrative, arbitration, or other proceeding or governmental inquiry or investigation pending or threatened against SCA or any of its properties or assets, except as disclosed in Schedule I or in the 1987 Purchase Agreement.

          5.4  Third Party Approvals.  To the extent that the execution and
               ---------------------
delivery of this Agreement and the Closing Agreements by SCA, or the performance by SCA of the transactions contemplated thereby, will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in any violation of, or require any consent, approval or other action by or any notice to or filing with any court or administrative or governmental body pursuant to the Articles of Incorporation or By-Laws of SCA, any award of any arbitrator or any agreement, instrument, order, judgment, decree, statute, law, rule or regulation to which SCA is subject, if any, SCA will have obtained in writing prior to the Closing, the appropriate (as determined by Purchasers) consent, waiver or approval.

          5.5  Authorization and Issuance of the Purchased Shares.  The
               --------------------------------------------------
authorization, issuance, sale and delivery of the Purchased Shares in accordance with the terms of this Agreement shall have been duly authorized by all necessary corporate actions, and the Purchased Shares when so issued, sold and delivered against payment therefore in accordance with the provisions hereof, will be duly and validly issued, fully paid and nonassessable, free of preemptive or similar rights.

          6.   CONDITIONS PRECEDENT TO SCA'S OBLIGATIONS.  SCA's obligation to
               -----------------------------------------
sell the Purchased Shares is subject, at SCA's option, to full satisfaction of the following conditions prior to the Closing:

          6.1  Representations and Warranties.  At the Closing, the
               ------------------------------
representations and warranties of Purchasers contained in Sections 3 and 4 hereof shall be true and correct in all material respects with the same effect as though made on and as of the Closing Date, and Safeguard shall have so certified to SCA in writing.

          6.2. Performance.  All the covenants, agreements and conditions
               -----------
contained in this Agreement to be performed or complied with by Purchasers on or prior to the Closing shall have been performed or complied with, and Purchasers shall have so certified to SCA in writing.

          7.   REGISTRATION RIGHTS.
               -------------------

          7.1  Piggyback Registration.  (a)  If SCA proposes for any reason to
               ----------------------
register any of its securities under the 1933 Act for sale to the public [other than a registration in respect to the Rights Offering (as defined in the 1987 Purchase Agreement) or a registration relating solely to the sale of securities to participants in a SCA stock plan] within the seven years following the effective date of the first registration statement for a public offering of securities of SCA, it shall each such time promptly give written notice to each Holder (as defined in Section 7.2 below) of the Eligible Securities (as defined in Section 7.2 below) then outstanding of its intention to do so, and, upon the written request, given within 30 days after receipt of any such notice, of a Holder to register any of its Eligible Securities, SCA shall use its best efforts to cause all Eligible Securities with respect to which Holders shall have so requested registration to be registered under the 1933 Act promptly upon receipt of the written request of such Holders for such registration, all to the extent required to permit the sale or other disposition by the Holders of the Purchased Shares so registered in the manner contemplated by such Holders.

          (b) In the event that any registration pursuant to this Section 7.1 shall be, in whole or in part, an underwritten offering of securities of SCA, SCA shall arrange for the Eligible Securities requested to be registered pursuant to this Section 7.1 to be included in the underwriting on the same terms and conditions as the comparable securities, if any, otherwise being sold through underwriters under such registration, or on terms and conditions comparable to those normally applicable to offerings of such securities in reasonably similar circumstances in the event that no securities comparable to the Eligible Securities are being sold through underwriters under such registration. However, if the managing underwriter reasonably determines and advises in writing that the inclusion of all Eligible Securities covered by the requests for registration made under this Section 7.1 would interfere with the successful marketing of the securities being sold by SCA for its own account in such registration, then the requisite number of Eligible Securities specified by the managing underwriter (which may be all of the Eligible Securities) shall be excluded from the underwritten portion of the public offering, provided that any Safeguard Eligible Securities (as defined below) shall be first excluded and that exclusion of the Radnor Eligible Securities shall be made on a pro-rata basis among the Holders of the Radnor Eligible Securities requesting such registration. All Eligible Securities not included in such registration shall be withheld from the market by the Holders thereof for a period, not to exceed 90 days from the effective date of the registration statement, which the managing underwriter determines is necessary in order to effect the underwritten portion of the public offering.

          (c) If in addition to the securities to be sold for its own account, SCA proposes to include in such underwritten public offering any securities (other than the Eligible Securities) owned by any shareholder of SCA (such securities, "Additional Securities") and the managing underwriter reasonably determines and advises in writing that the inclusion in the offering of all of the securities to be sold for SCA's account, the Eligible Securities covered by the requests for registration made under this Section 7.1 and the Additional Securities would interfere with the successful marketing of the securities to be sold for SCA's account, then the requisite number of Eligible Securities and Additional Securities shall be excluded from the underwritten portion of the public offering, provided that any Safeguard Eligible Securities (together with the securities of SCA defined as "Eligible Securities" in the 1987 Purchase Agreement and any additional securities of SCA held by Safeguard) shall be first excluded and that the exclusion of the Radnor Eligible Securities and Additional Securities shall be made on a pro rata basis among the Holders of the Radnor Eligible Securities and Additional Securities requesting such registration. All Eligible Securities and Additional Securities not included in such registration shall be withheld from the market by the Holders thereof for a period, not to exceed 90 days from the effective date of the registration statement, which the managing underwriter determines is necessary in order to effect the underwritten portion of the public offering.

          7.2  Definitions.  The term "Holder" means any person owning or having
               -----------
the right to acquire the securities referenced in respect to such term or any assignee thereof in accordance with Section 7.11. The term "Radnor Eligible Securities" shall mean (i) the Radnor Purchased Shares (ii) plus all common stock or other securities of SCA issued in respect of such shares by way of a stock split, stock dividend, recapitalization, merger or consolidation, but exclusive of any shares described in clause (i) or (ii) sold in a public offering registered under the 1933 Act, sold pursuant to Rule 144 or permitted to be sold by the Holder thereof pursuant to the provisions of subsection (k) of Rule 144. The term "Safeguard Eligible Securities" shall mean (i) the Safeguard Purchased Shares (ii) plus all common stock or other securities of SCA issued in respect of such shares by way of a stock split, stock dividend, recapitalization, merger or consolidation, but exclusive of any shares described in clause (i) or (ii) sold in a public offering registered under the 1933 Act or sold pursuant to Rule 144. The term "Eligible Securities" shall mean the Radnor Eligible Securities and the Safeguard Eligible Securities, collectively.

          7.3  Registration Procedures.  If and whenever SCA is under an
               -----------------------
obligation pursuant to the provisions of Section 7.1, 7.9 or 7.10 to use its best efforts to effect the registration of any Eligible Securities, SCA shall, as expeditiously as practicable:

          (i) prepare and file with the Securities and Exchange Commission ("SEC") a registration statement with respect to such Eligible Securities and use its best efforts to cause such registration statement to become and remain effective at least 90 days;

          (ii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and current for the requisite period to comply with the provisions of the 1933 Act with respect to the sale or other disposition of all Eligible Securities covered by such registration statement;

          (iii) furnish to each selling shareholder such numbers of copies of each prospectus (including each preliminary prospectus) in conformity with the requirements of the 1933 Act, and such other documents as are normally requested by selling shareholders to facilitate the public offering of their Eligible Securities;

          (iv) use its best efforts to register or qualify the Eligible Securities covered by such registration statement under the securities or blue sky laws of such jurisdictions (not to exceed ten in respect to all sellers), as each such seller shall reasonably request (provided that SCA shall not be required to consent to general service of process for all purposes in any jurisdiction where it is not then qualified to do business nor shall any officer, director or affiliate of SCA be required to escrow or forfeit any SCA securities) and do any and all other acts or things which may be necessary or advisable to enable such seller to consummate the public sale or other disposition in such jurisdictions of such Eligible Securities;

          (v) notify each seller of the Eligible Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the 1933 Act within the appropriate period mentioned in clause (ii) of this Section 7.3, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing., and at the request of any such seller prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Eligible Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

          (vi) furnish, at the request of any Holder or Holders of the Eligible Securities requesting registration pursuant to this Section 7, on the date that any Eligible Securities are delivered to the underwriters for sale pursuant to such registration or, if such Eligible Securities are not being sold through underwriters, on the date that the registration statement with respect to such Eligible Securities becomes effective, (a) an opinion, dated such date, of the counsel representing SCA for the purposes of such registration, addressed to the underwriters, if any, and to the Holder or Holders making such request, stating that such registration statement has become effective under the 1933 Act and that (1) to the best of the knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act; (2) the registration statement, the related prospectus, and each amendment or supplement thereto, comply as to form in all material respects with the requirements of the 1933 Act and the applicable rules and regulations of the SEC thereunder (except that such counsel need express no opinion as to financial statements and schedules contained therein); (3) such counsel has no reason to believe that either the registration statement or the prospectus, or any amendment or supplement thereto, contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (4) the description in the registration statement or the prospectus, or any amendment or contracts and other legal documents or instruments are accurate and fairly present the information required to be shown; (5) such counsel does not know of any legal or governmental proceedings, pending or contemplated, required to be described in the registration statement or prospectus, or any amendment or supplement thereto, which are not described as required, nor of any contracts or documents or instruments of a character required to be described in the registration statement or prospectus, or any amendment or supplement thereto, or to be filed as exhibits to the registration statement which are not described and filed as required, and (6) such other legal matters with respect to such registration as any such underwriter or Holder or Holders requesting such opinion may reasonably request if counsel for an issuer is normally requested to opine on such matter in a public offering of securities; provided, however that such opinion may assume the accuracy of all information supplied by selling shareholders of SCA and will not address exhibits and schedules to the registration statement; and
(b) a letter, dated such
date, from the independent certified public accountants of SCA, addressed to the underwriters, if any, and to the Holder or Holders making such request, stating that they are independent certified public accountants within the meaning of the 1933 Act, and that in the opinion of such accountants, the financial statements and other financial data of SCA included in the registration statement or the prospectus, or any amendment or supplement thereto, comply as to form in all material respects with the applicable accounting requirements of the 1933 Act, and covering such other financial matters (including information as to the period ending not more than five business days prior to the date of such letter) with respect to such registration as such Holder or Holders requesting such letter may reasonably request.

          7.4  Information to be Furnished by Holders of Eligible Securities.
               -------------------------------------------------------------
Each prospective seller of Eligible Securities registered or to be registered under any registration statement pursuant to Section 7.1, 7.9 and 7.10 shall promptly furnish to SCA such information and execute such documents regarding such seller and the Eligible Securities held by such seller and the intended method of disposition thereof as SCA shall reasonably request and shall be requested in connection with the action to be taken by SCA.

          7.5  Expenses of Registration.  (a)  All expenses incurred by SCA in
               ------------------------
complying with Section 7.3 (other than the underwriter's discounts and commissions and fees and expenses of special counsel to the sellers of Eligible Securities, if any), including, without limitation, all registration and filing fees (including all expenses incident to filing with the National Association of Securities Dealers, Inc.), fees and expenses of complying with securities and blue sky laws, reasonable expense allowances of the underwriters, printing expenses, fees and disbursements of counsel, and of the independent public accountants, but excluding the compensation of regular employees of SCA and the fees and expenses of SCA, are herein called "Registration Expenses." All underwriting discounts and commissions applicable to the Eligible Securities and the Additional Securities covered by any such registration, and all fees and expenses of special counsel to the Holders thereof, are herein called "Selling Expenses."

          (b) Subject to paragraph (c) and (d) below, SCA shall pay all Registration Expenses in connection with each registration pursuant to Section 7.1, 7.9 or 7.10. All Selling Expenses in connection with each registration pursuant to Section 7.1, 7.9 or 7.10 shall be borne by the seller or sellers therein in proportion to the number of Eligible Securities included by each in such registration or in such other proportions as they may agree upon.

          (c) If the allocation of the expenses of registration provided for in this Section 7.5 shall result in SCA being unable to register or qualify its securities covered by the Registration Statement for sale in any particular state in which sales of securities are proposed to be made, then (i) in the case where Eligible Securities are being included in the Registration Statement pursuant to Section 7.1 or 7.10, the Holders of the Eligible Securities to be included in the Registration Statement shall either (A) bear pro rata with all other Holders of Additional Securities such amount of those expenses which would otherwise be borne by SCA hereunder as shall be required by state law to permit the securities included in the Registration Statement to be registered or qualified for sale in such state, or (B) shall withdraw their Eligible Securities from the Registration Statement.

          (d) SCA shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section

7.10 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Radnor Eligible Securities to be registered [in which case all Participating Radnor Holders (as defined in Section 7.10) shall bear such expenses], unless the Holders of a majority of the Radnor Eligible Securities agree to forfeit their right to one demand registration pursuant to
Section 7.10; provided further, however that if at the time of such withdrawal, the Radnor Holders have learned of a material adverse change in the condition, business, or prospects of SCA from that known to the Radnor Holders at the time of their request, then the Radnor Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 7.10.

          7.6  Indemnification.  (a)  SCA shall indemnify and hold harmless each
               ---------------
Holder of Eligible Securities, its executive officers, directors and controlling persons (within the meaning of the 1933 Act) and each person who participates as an underwriter or controlling person of an underwriter (within the meaning of the 1933 Act) with respect to a registration statement pursuant to Section 7.1,
7.9 or 7.10 against any loss, claims damages or liabilities to which any of them may become subject under the 1933 Act or otherwise insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or allegedly untrue statement of any material fact contained in a registration statement including Common Shares of SCA owned by such Holder, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse any of them for legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that SCA shall not be liable hereunder in any such case if any such loss, claim, damage, or liability arises out of or is based upon any untrue statement or allegedly untrue statement or omission or alleged omission made in such registration statement, prospectus or amendment or supplement thereto in reliance upon and in conformity with written information furnished to SCA for such purpose by such Holder or by its representative or by any underwriter on behalf of such Holder.

          (b) Each Holder of Eligible Securities joining in any registration statement of SCA pursuant to Section 7.1, 7.9 or 7.10 shall indemnify and hold harmless SCA, its executive officers, directors, and controlling persons (within the meaning of the 1933 Act) and each person who participates as an underwriter or controlling person of an underwriter (within the meaning of the 1933 Act) with respect to a registration statement pursuant to Section 7.1, 7.9 or 7.10 against any losses, claims, damages, or liabilities (or actions in respect thereof) which arise out of or are based upon any untrue statement or allegedly untrue statement or omission or alleged omission made in such registration statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished by SCA to such Holder or by its representative or by any underwriter on behalf of such Holder, and will reimburse any of them for any legal or other expenses reasonably incurred by them in connection with investigating or defending, any such loss, claim, damage, liability or action.

          (c)  Promptly after receipt by an indemnified party under this Section
7.6 of notice of the commencement of any action, such indemnified party will, if a claim in respect therein is to be made against any indemnifying party, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in and to assume the defense thereof with counsel mutually satisfactory to the parties. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to the ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 7.6, but the omission to so notify the indemnifying party will not relieve such party of any liability that such party may have to any indemnified party other than under this Section 7.6.

          7.7  Underwriting Agreement.  If Eligible Securities are sold pursuant
               ----------------------
to a registration statement in an underwritten offering pursuant to Section 7.1,
7.9 or 7.10, SCA agrees to enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of an issuer of the securities being registered and customary covenants and agreements to be performed by such issuer, including, without limiting the generality of the foregoing, customary provisions with respect to the indemnification by SCA of the underwriters of such offering. The Holders of Eligible Securities included in the Registration Statement shall also join in any such underwriting agreement to the extent customarily required by underwriters, but such Holders shall not be required to make any representations and warranties with respect to the business and operations of SCA.

          7.8  Reports Under Securities Exchange Act of 1934.  With a view to
               ---------------------------------------------
making available to the Holders of the Eligible Securities the benefits of Rule 144 and other rule or regulation of the SEC that may at any time permit a Holder to sell securities of SCA to the public without registration or pursuant to a registration on Form S-3, SCA agrees to:

               (a) make and keep public information available, within the meaning of Rule 144, at all times after 90 days after the effective date of the first registration statement filed by SCA for the offering of its securities to the general public;

               (b) take such action, including the registration of its Common Stock under Section 12 of the Securities Exchange Act of 1934 ("1934 Act"), as is necessary to enable SCA to utilize Form S-3 for the sale of the Eligible Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by SCA under the 1933 Act for the offering of its securities to the general public is declared effective;

               (c) file with the SEC in a timely manner all reports and other documents required of SCA under the 1933 Act and the 1934 Act; and

               (d) furnish to any Holder of Eligible Securities, so long as such Holder owns any Eligible Securities, forthwith upon request (i) a written statement by SCA as to the availability of current reporting information within the meaning of Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by SCA), the 1933 Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or as to its qualification as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies); (ii) a copy of the most recent annual or quarterly report of SCA and such other reports and documents so filed by SCA; and (iii) such other information as may be reasonably requested in availing any such Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to such form.

          7.9  Form S-3 Registration.  In case SCA shall receive from any Holder
               ---------------------
or Holders of the Radnor Eligible Securities ("Radnor Holder") then outstanding a written request or requests that SCA effect a registration on Form S-3 with respect to all or a part of the Radnor Eligible Securities owned by such Radnor Holder or Radnor Holders, SCA will:

               (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Radnor Holders; and

               (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Radnor Holder's or Radnor Holders' Eligible Securities as are specified in such request, together with all or such portion of the Eligible Securities of any other Radnor Holder or Radnor Holders joining in such request as are specified in a written request given within 15 days after the giving of such written notice from SCA; provided, however, that SCA shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 7.9: (1) if Form S-3 is not available for such offering by the Radnor Holders;
(2) if the Radnor Holders, together with the Holders of any other securities of SCA entitled to inclusion in such registration, propose to sell Eligible Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $100,000; (3) if SCA shall furnish to the Radnor Holders a certificate signed by the President of SCA stating that in the good faith judgment of the Board of Directors of SCA, it would be detrimental to SCA and its shareholders for such Form S-3 Registration to be effected at such time, in which event SCA shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 60 days after receipt of the request of the Radnor Holder or Radnor Holders under this Section 7.9; provided, however, that SCA shall not utilize this right more than once in any 12-month period preceding the date of such request, already effected two registrations on Form S-3 for the Radnor Holders pursuant to this Section 7.9; or (5) in any particular jurisdiction in which SCA would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

               (c) Subject to the foregoing, SCA shall file a registration statement covering the Radnor Eligible Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Radnor Holders.

          7.10  Request for Registration.
                ------------------------

          (a) If SCA shall receive at any time after the first anniversary of the effective date of the first registration statement for a public offering of securities of SCA, a written request from a Holder or Holders of at least 35% of the Radnor Eligible Securities then outstanding that SCA file a registration statement under the 1933 Act covering the registration of at least 25% of the Radnor Eligible Securities then outstanding (or a lesser percent if the anticipated aggregate offering price, net of underwriting discounts and commissions, would exceed $1,000,000), then SCA shall, within ten days of the receipt thereof, give written notice of such request to all Radnor Holders, and shall, subject to the limitations of subsection 7.10(b), effect as soon as practicable, and in any event within 150 days of the receipt of such request (or such longer period as may be required as the result of events beyond the control of SCA), the registration under the 1933 Act of all Radnor Eligible

Securities that the Radnor Holders request to be registered within 20 days of the mailing of such notice by SCA in accordance with Section 12.4.

          (b) If the Radnor Holders initiating the registration request hereunder ("Initiating Radnor Holders") intend to distribute the Radnor Eligible Securities covered by their request by means of an underwriting, they shall so advise SCA as a part of their request made pursuant to this Section 7.10, and SCA shall include such information in the written notice referred to in subsection 7.10(a). In such event, the right of any Holder to include its Radnor Eligible Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Radnor Eligible Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Radnor Holders and such Holder) to the extent provided herein. All Radnor Holders proposing to distribute their securities through such underwriting shall (together with SCA as provided in subsection 7.7) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Radnor Holders. Notwithstanding any other provision of this Section 7.10, if the underwriter advises the Initiating Radnor Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, the Initiating Radnor Holders shall so advise all Radnor Holders whose shares would otherwise be underwritten pursuant hereto and SCA, and the number of shares of Radnor Eligible Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Radnor Holders, in proportion (as nearly as practicable) to the amount of Radnor Eligible Securities of SCA owned by each Radnor Holder.

          (c) If in addition to the securities to be sold for the Participating Radnor Holders pursuant to a registration under this Section 7.10, SCA proposes to include in such offering securities to be offered for SCA's account or any Additional Securities, or both (collectively "Additional Demand Securities"), and the managing underwriter reasonably determines and advises in writing that the inclusion in the offering of the Additional Demand Securities would interfere with the successful marketing of the securities to be sold for the Holders of Radnor Eligible Securities, then the requisite number of Additional Demand Securities shall be excluded from the offering. All Additional Demand Securities not included in such registration shall be withheld from the market by the Holders thereof for a period, not to exceed 90 days, which the managing underwriter determines is necessary in order to effect the underwritten portion of the public offering.

          (d) SCA is obligated to effect only one such registration pursuant to this Section 7.10.

          (e) Notwithstanding the foregoing, if SCA shall furnish to Radnor Holders requesting a registration statement pursuant to this Section 7.10, a certificate signed by the CEO or President of SCA stating that in the good faith judgment of the Board of Directors of SCA, it would be seriously detrimental to SCA and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statements, SCA shall have the right to defer such filing for a period of not more than 90 days after receipt of the request of the Initiating Radnor Holders; provided, however, that SCA may not utilize this right more than once in any twelve-month period.

          7.11 Assignment of Registration Rights.  Subject to the provisions of
               ---------------------------------
Section 3.3, the rights to cause SCA to register Radnor Eligible Securities pursuant to this Section 7 may be assigned by a Holder to any partner of Radnor or a transferee or assignee of at least 50,000 shares of such securities; provided, however, SCA is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act; and provided further that registration rights may not be transferred to a competitor of SCA.

          7.12 Limitations on Subsequent Registration Rights.  From and after
               ---------------------------------------------
the date of this Agreement, SCA shall not, without the prior written consent of the Holders of a majority of the outstanding Eligible Securities, enter into any agreement with any Holder or prospective Holder of any securities of SCA that would allow such Holder or prospective Holder to make a demand registration or registrations, except for (i) a demand registration or registrations that would occur subsequent to the demand registration described in Section 7.10 and in which the Holders of Radnor Eligible Securities would have the right to register without exclusion the lesser of (A) all Radnor Eligible Securities then outstanding or (B) such number of Radnor Eligible Securities as would equal all other SCA securities included in such registration, (ii) a Form S-3 registration or (iii) to the extent any such agreement may be deemed to require consent under this Section 7.12, any agreement with an underwriter or underwriters of a registration of SCA securities under the 1933 Act in respect to the registration and offering of such securities.

          7.13 Amendment of Registration Rights.  Any provision of this Section
               --------------------------------
7 may be amended or the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of SCA and the Holders of a majority of the Eligible Securities then outstanding. Any amendment or waiver effected in accordance with this
Section 7.13 shall be binding upon each Holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are convertible), each future Holder of all such securities, and SCA.

          7.14 Market Stand-off Agreement.  Any Holder of Eligible Securities
               --------------------------
being registered under this Section 7 agrees, if requested by an underwriter of such registered public offering, not to sell or otherwise transfer or dispose of any offering, not to sell or otherwise transfer or dispose of any Common Stock (or other securities) of SCA held by such Holder other than shares of Eligible Securities included in the registration during a period of up to 180 days following the effective date of the initial registration statement of SCA filed under the Act, provided that all other persons selling securities in such underwritten public offering and all executive officers and directors of SCA shall enter into similar agreements. Such agreement shall be in writing in the form satisfactory to SCA and such underwriter, and may be included in the underwriting agreement. SCA may impose stop-transfer instructions with respect to the securities subject to the foregoing restriction until the end of the required stand-off period.

          8.   EVENTS OF DEFAULT.
               -----------------

          8.1  Events of Default.  An Event of Default shall have occurred under
               -----------------
this Agreement if Purchasers fails to observe or perform any material covenant or agreement required to be observed or performed by it pursuant to the terms of this Agreement, and such failure shall remain unremedied for ten (10) days after written notice thereof shall have been given to the defaulting party, provided that if the nature of the default is such that it cannot be cured by the payment of money and cannot be cured by other appropriate action of the defaulting party within ten (10) days, no Event of Default shall be deemed to have occurred so long as the defaulting party diligently and in good faith takes all necessary action to cure the default.

          8.2  Remedies.  If any Event of Default shall occur, or if any
               --------
representation or warranty made by or on behalf of one party to this Agreement, or in a report or other instrument delivered under or pursuant to any term hereof shall be untrue or incorrect in any material respect as of the date of this Agreement or as of the Closing or as of the date it was made, furnished or delivered, the injured party may proceed to protect and enforce its rights by suit in equity or action at law, whether for the specific performance of any term contained in this Agreement or for an injunction against the breach of any such term or in aid of the exercise of any power granted in this Agreement, or to enforce any other legal or equitable right of such Holder of any such securities, or to take any one or more of such actions.

          8.3  Cumulative Remedies.  None of the rights, powers or remedies
               -------------------
conferred upon a party hereto shall be mutually exclusive, and each such right, power or remedy shall be cumulative and in addition to every other right, power or remedy, whether conferred hereby or now or hereafter available at law, in equity, by statute or otherwise.

          8.4  No Implied Waiver.  Except as expressly provided in this
               -----------------
Agreement, no course of dealing between SCA and Purchasers and no delay in exercising any right, power or remedy conferred hereby or now or hereafter existing in law, in equity, by statute or otherwise shall operate as a waiver of, or otherwise prejudice, any such right, power or remedy.

          9.   COMPLIANCE WITH SECURITIES LAWS; RESTRICTIONS ON TRANSFERABILITY
               ----------------------------------------------------------------
               OF SECURITIES.
               -------------


          9.1  Compliance with 1933 Act. The Securities shall not be
               ------------------------
transferable, except upon the conditions specified in this Section 9 or as otherwise set forth in this Agreement, which conditions are intended to insure compliance with the provisions of the 1933 Act in respect of the transfer of any of the Securities.

          9.2  Restrictive Legend.  Each certificate representing the Purchased
               ------------------
Shares and any shares or other securities issued in respect of such shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event (for the purposes of this Section 9, "Restricted Securities"), shall, (unless otherwise permitted by the provisions of Section 9.4 below) be stamped or otherwise imprinted with the following legend:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE

          DISPOSED OF, IN THE ABSENCE OF SUCH REGISTRATION OR, IN THE OPINION OF COUNSEL TO THE ISSUER, SUCH REGISTRATION IS NOT NECESSARY."


          9.3  Restrictions on Transferability. Purchasers shall not transfer,
               -------------------------------
sell or otherwise dispose of any of the Restricted Securities and SCA shall not be required to recognize any purported transfer of the Restricted Securities unless SCA shall have been provided with an opinion of counsel to SCA with respect to any such purported transfer to the effect that registration under the 1933 Act or any applicable state securities law is not required in connection with such transaction. Each certificate for any of the Restricted Securities issued upon any such transfer shall bear the legend set forth herein unless such opinion of counsel is to the further effect that such legend is not required. SCA shall bear the cost of its own counsel.

          9.4  Termination of Restriction on Transferability.  The conditions
               ---------------------------------------------
precedent imposed by this Section 9 upon the transferability of the Restricted Securities shall cease and terminate as to any of such shares when (i) such securities shall have been registered under the 1933 Act and sold or otherwise disposed of in accordance with the intended method of disposition by the seller or sellers thereof set forth in the registration statement covering such securities, (ii) at such time as an opinion of counsel shall have been rendered as required pursuant to the last sentence of Section 9.3 to the effect that the restrictive legend on the certificate for such securities is no longer required, or (iii) when such securities are transferred in accordance with the provisions of Rule 144. Whenever the conditions imposed by this Section 9 shall terminate as hereinabove provided, the Holder of any Restricted Securities bearing the legend set forth in this Section 9 as to which such conditions shall have terminated shall be entitled to receive from SCA, without expense (except for the payment of any applicable transfer tax) and as expeditiously as possible, new stock certificates not bearing such legend.

          10. SCA COVENANTS.
              -------------
          10.1 Financial Statements.  Until such time as SCA is required to
               --------------------
register its common stock pursuant to Section 12 (g) of the 1934 Act, SCA shall furnish to Radnor:

          (a) Within 90 days after the end of each fiscal year, an audited balance sheet, and related audited statements of income, changes in financial position, and changes in stockholders' equity of SCA as at the end of and for such fiscal year prepared in accordance with generally accepted accounting principles, consistently applied, and accompanied by the opinion of the firm of independent public accountants regularly employed by SCA to audit its financial statements, or if no such firm is so regularly employed, another so called "Big 8" firm of independent public accountants selected by SCA for the purpose of conducting such an audit;

          (b) Within 45 days after the end of each of the first three fiscal quarters of each fiscal year, a balance sheet and statements of income, changes in financial position and changes in stockholders' equity of SCA as at the end of and for such quarter and the year to date and as at the end of and for the corresponding periods of the preceding fiscal year and for the budget for the current fiscal year, and

          (c) Within 30 days after the end of each month, a balance sheet and a profit and loss statement for SCA as of the end of such month.

The interim quarterly and monthly statements described above shall be unaudited, shall be prepared in accordance with generally accepted accounting principles (except that they need not be accompanied by notes) and shall contain a statement that all adjustments necessary for a fair statement of the results for the period covered by such interim statements have been included.

          10.2 Payment of Expenses. SCA shall pay its own expenses, including
               -------------------
the fees and expenses of SCA's counsel, incurred by it in connection with the issuance and sale of the Purchased Shares and the execution, delivery and performance of this Agreement.

          10.3 Transfer Taxes.  SCA will pay, and hold the Purchasers harmless
               --------------
against liability for the payment of, any transfer or similar taxes payable in connection with the issuance and sale of the Purchased Shares pursuant hereto.

          11.  SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS
               ------------------------------------------------------
Notwithstanding any investigation made by or on behalf of Purchasers or SCA, all agreements, representations and warranties made herein and in the documents delivered pursuant hereto shall survive the execution and delivery of this Agreement and the issuance and sale of the Purchased Shares.

          12.  MISCELLANEOUS.
               -------------

          12.1 Assignment. No party may assign its rights or delegate its
               ----------
duties under this Agreement without the consent of the others except as otherwise provided herein; provided, however that Safeguard may assign its rights or any of its wholly-owned subsidiaries which agrees to be bound by the terms of this Agreement.

          12.2 Broker or Finder.  Each party to this Agreement represents and
               ----------------
warrants that, to the best of its knowledge, no broker or finder has acted for such party in connection with this Agreement or the transactions contemplated by this Agreement and that no broker or finder is entitled to any broker's or finder's fee or other commission in respect thereof based in any way on agreements, arrangements or understandings made by such party. SCA shall indemnify Purchasers against, and hold it harmless from, any claim, liability cost, or expense (including reasonable attorneys' fees and expenses) resulting from any agreement, arrangement, or understanding made by Purchasers, with any third party for brokerage or finders' fees or other commissions in connection with this Agreement or any of the transactions contemplated hereby.

          12.3 Governing law.  This Agreement shall be governed by and construed
               -------------
and enforced in accordance with the laws of the Commonwealth of Pennsylvania.

          12.4 Notice.  Any notice or other communication required or permitted
               ------
hereunder shall be sufficiently given only if (i) sent by registered or certified mail, postage prepaid, (ii) delivered personally by Federal Express or other private service (iii) sent by facsimile transmission during regular business hours on a regular business day (provided the facsimile is confirmed by sending such notice by first class mail within 24 hours of such transmission) addressed as follows:

If to SCA:     Sanchez Computer Associates, Inc.
               40 Valley Stream Parkway
               Great Valley Corporate Center
               Malvern, PA  19355
               Attn: President
               Fax: (215) 296-7371

With a copy to:  Robert S. Lipton, Esquire
               Lipton & Famiglio
               201 North Jackson Street
               Media PA  19063
               Fax: (215) 565-7624

If to Radnor:  Radnor Venture Partners, L.P.
               630 Park Avenue
               King of Prussia, PA  19406
               Attn: Robert Keith and Ira Lubert
               Fax:  (215) 337-8983/7176

With a copy to:  Robert H. Strouse, Esquire
               Drinker, Biddle & Reath
               Suite 300
               1000 Westlakes Drive
               Berwyn, PA  19312
               Fax:  (215) 993-8585

If to Safeguard:  Safeguard Scientifics (Delaware), Inc.
               c/o Safeguard Scientifics, Inc.
               630 Park Avenue
               King of Prussia, PA  19406
               Attn: President
               Fax:  (215) 337-8983/7176

With a copy to:  General Counsel
               Safeguard Scientifics, Inc.
               630 Park Avenue
               King of Prussia, PA  19406
               Fax:  (215) 337-8983/7176

or to such other address or addresses as may hereafter be furnished in writing by notice similarly given by one party to the other.

          12.5 Full Agreement. This Agreement and the Schedules hereto set forth
               --------------
the entire understanding of the parties with respect to the transactions contemplated hereby, and shall not be modified or amended except by written agreement of all parties hereto.

          12.6 Amendment. This Agreement may be amended only in writing by all
               ---------
of the parties.

          12.7 Execution. This Agreement shall not be binding on any person
               ---------
until it has been signed by each person
identified on the signature page hereto as being a signatory hereto and delivered by such person to the other persons identified as signatories hereto. The circulation of unsigned drafts or copies of this Agreement by any party to another shall not create any inference that a legally binding contract to proceed with the transactions contemplated by this Agreement has been entered into, it being the intention of the parties that such a contract shall arise only upon the execution and delivery of this Agreement by all parties as aforesaid.

          12.8 Headings.  The headings of the Sections of this Agreement are
               --------
inserted for convenience of reference only and shall not be considered a part hereof.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement, intending to be legally bound, on December 29, 1989.

                              SANCHEZ COMPUTER ASSOCIATES, INC.



                              By_____________________________________
                                Title:


                              RADNOR VENTURE PARTNERS, L.P.



                              By____________________________________
                                Title:


                              SAFEGUARD SCIENTIFICS
                              (DELAWARE), INC.



                              By____________________________________
                                Vice President